SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): May 11, 2004


                          PEOPLES BANCORPORATION, INC.




Incorporated under the     Commission File No. 000-20616      I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  57-0951843




                              1818 East Main Street

                          Easley, South Carolina 29640

                            Telephone: (864) 859-2265









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Item 7.  Financial Statements and Exhibits

(c)      Exhibit 99        Registrant's First Quarter 2004 Earnings Release

Item 12. Results of Operations and Financial Condition.

Earnings Release

         Please see Exhibit 99 for the Registrant's First Quarter 2004 earnings release.



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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         PEOPLES BANCORPORATION, INC.
                                         (Registrant)



Date: May 12, 2004                        By: /s/ Robert E. Dye, Jr.
                                             -----------------------------------
                                             Robert E. Dye, Jr.
                                             Senior Vice President (Principal
                                             Financial and Principal Accounting
                                             Officer)




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                                  EXHIBIT INDEX

Exhibit 99        Registrant's First Quarter 2004 Earnings Release


































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